Exhibit 10.6

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 18, 2006, by and between COMERICA BANK (“Bank”) and COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC., UPTILT INC., MCC NEVADA, INC. and HALSEY ACQUISITION CALIFORNIA, INC. (each a “Borrower” and collectively, “Borrowers”).

RECITALS

Commodore Resources (Nevada), Inc., Lyris Technologies Inc., Uptilt Inc. and Bank are parties to that certain Loan and Security Agreement dated as of October 4, 2005, as amended from time to time including by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment to, among other things, add MCC NEVADA, INC. and HALSEY ACQUISITION CALIFORNIA, INC. as Borrowers.

NOW, THEREFORE, the parties agree as follows:

1.             All references in the Loan Documents to the term “Borrowers” shall hereafter mean and refer to COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC., UPTILT INC., MCC NEVADA, INC. and HALSEY ACQUISITION CALIFORNIA, INC., and each such entity shall individually be referred to as a Borrower under the Loan Documents. Upon consummation of the ClickTracks Acquisition, Halsey Acquisition California, Inc. will merge with and into ClickTracks Analytics, Inc. and thereafter, all references in the Loan Documents to “Halsey Acquisition California, Inc.” shall mean and refer to “ClickTracks Analytics, Inc.”

2.             All references in the Loan Documents to “Admiral Holdings, Inc.” are hereby deleted in their entirety and such entity shall no longer be a Guarantor under the Loan Documents.

3.             The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:

“Alberta Sub” means 1254412 Alberta ULC, an unlimited liability company formed under the laws of the Province of Alberta, a wholly owned subsidiary of Commodore.

“Borrower State” means Nevada, Delaware, Delaware, Nevada and California the states under whose laws COMMODORE RESOURCES (NEVADA), INC., LYRIS TECHNOLOGIES INC., UPTILT INC., MCC NEVADA, INC. and HALSEY ACQUISITION CALIFORNIA, INC., respectively, is organized.

“Chief Executive Office State means Nevada, California, California, Nevada and California where COMMODORE RESOURCES (NEVADA), INC.’s, LYRIS TECHNOLOGIES INC.’s, UPTILT INC.’s, MCC NEVADA, INC.’s and HALSEY ACQUISITION CALIFORNIA, INC.’s, chief executive office is located, respectively.

“ClickTracks” means ClickTracks Analytics, Inc., a California corporation.

“ClickTracks Acquisition” means the acquisition of ClickTracks, by Commodore, pursuant to the merger of Merger Sub with and into ClickTracks with ClickTracks surviving the merger as a wholly owned subsidiary of Commodore and the consummation of any related transactions in connection therewith.

“Commodore” means Borrower Commodore Resources (Nevada), Inc.

“Guarantors” means J.L. Halsey Corporation, a Delaware corporation and Admiral Management Company, a Delaware corporation.

“Hot Banana Acquisition” means the acquisition by Commodore, through Alberta Sub, of one hundred percent (100%) of the issued and outstanding equity interests in Hot Banana Software, Inc., a corporation

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amalgamated under the laws of the Province of Ontario and the consummation of any related transactions in connection therewith.

“Merger Sub” means Borrower Halsey Acquisition California, Inc., a wholly owned subsidiary of Commodore.

“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by a Guarantor, a Borrower or any Subsidiary of:

(a)           Inventory in the ordinary course of business;

(b)           licenses and similar arrangements for the use of the property of a Guarantor or a Borrower or its Subsidiaries in the ordinary course of business;

(c)           cash to any Guarantor to satisfy mandatory tax payments with respect to a Borrower:

(d)           cash or other assets to Guarantors not to exceed One Million Five Hundred Thousand Dollars ($1,500,000) in the aggregate in the year 2006 and beginning on January 1, 2007, cash or other assets to Guarantors not to exceed Two Million Dollars ($2,000,000) in the aggregate in any subsequent year;

(e)           cash to Subsidiaries who are not Borrowers or Guarantors hereunder in an aggregate amount not to exceed Three Million Two Hundred Thousand Dollars ($3,200,000) to be used in connection with the Hot Banana Acquisition and to be used for such Subsidiaries working capital on a going forward basis;

(f)            cash to foreign Subsidiaries who are not Borrowers or Guarantors hereunder in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate per year to be used for such Subsidiaries working capital;

(g)           any property to a Borrower;

(h)           worn-out or obsolete Equipment; or

(i)            other assets of Borrowers and their Subsidiaries that do not in the aggregate exceed Two Hundred Fifty Thousand Dollars ($250,000) during any fiscal year.

“Subordinated Debt” means any debt or deferred payments incurred or owing by a Borrower or a Guarantor that is subordinated in writing to the debt owing by such Borrower or such Guarantor to Bank on terms reasonably acceptable to Bank (and identified as being such by such Borrower or Guarantor and Bank).

4.             Section 6.7(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

“(b)         EBITDA. Measured monthly on a rolling three-month basis, an EBITDA of not less than (i) One Million Two Hundred Fifty Thousand Dollars ($1,250,000) for the measuring period ending July 31, 2006 through the measuring period ending September 30, 2006, (ii) One Million Five Hundred Thousand Dollars ($1,500,000) for the measuring period ending October 31, 2006 through the measuring period ending November 30, 2006, (iii) Two Million Dollars ($2,000,000) for the measuring period ending December 31, 2006 through the measuring period ending February 28, 2007, and (ii) Two Million Five Hundred Thousand Dollars ($2,500,000) at all times thereafter.”

5.             Exhibit C to the Agreement is hereby replaced with Exhibit C attached hereto.

6.             The Schedule to the Agreement is hereby replaced with the Schedule attached hereto.

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7.             Bank hereby consents to the entry by Borrowers and Guarantors into the Hot Banana Acquisition and the ClickTracks Acquisition and waives any violations of Sections 6.9, 6.10, 7.3 and 7.8 of the Agreement that may occur in connection therewith or the transaction contemplated thereby so long as no Event of Default has occurred or is continuing.

8.             No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

9.             Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

10.           Each Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

11.           As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)           this Amendment, duly executed by each Borrower;

(b)           a Certificate of the Secretary of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(c)           an Intellectual Property Security Agreement executed by each of MCC NEVADA, INC. and HALSEY ACQUISITION CALIFORNIA, INC.

(d)           Assignments Separate from Certificate (Stock Powers) executed by Commodore with respect to 65% of the Shares of Alberta Sub, Merger Sub and MCC NEVADA, INC.;

(e)           Fully executed copies of the documents evidencing the Hot Banana Acquisition and the ClickTracks Acquisition;

(f)            Subordination Agreements signed by all holders of Subordinated Debt;

(g)           all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrowers’ accounts; and

(h)           such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

12.           This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

COMMODORE RESOURCES (NEVADA), INC.

By:

Title:

LYRIS TECHNOLOGIES INC.

By:

Title:

UPTILT RESOURCES INC.

By:

Title:

MCC NEVADA, INC.

By:

Title:

HALSEY ACQUISITION CALIFORNIA, INC.

By:

Title:

COMERICA BANK

By:

Title:

[Signature Page to Second Amendment to Loan & Security Agreement]

EXHIBIT C

COMPLIANCE CERTIFICATE

TO:                         COMERICA BANK

FROM:                  COMMODORE RESOURCES (NEVADA), INC., for itself and on behalf of all Borrowers

The undersigned authorized officer of COMMODORE RESOURCES (NEVADA), INC., for itself and on behalf of all Borrowers, hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrowers and Bank (the “Agreement”), (i) Each Borrower is in complete compliance for the period ending                                 with all required covenants except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct as of the date hereof.  Attached herewith are the required documents supporting the above certification.  The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements	Monthly within 30 days	Yes	No
10K	Within 90 days of fiscal year end	Yes	No
10Q	Within 45 days of quarter end	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Compliance Cert.	Monthly within 30 days	Yes	No
A/R Audit	Initial and Annual	Yes	No
IP Report	Quarterly within 45 days	Yes	No
Total amount of Borrowers’ cash and investments	Amount: $	Yes	No
Total amount of Borrowers’ cash and investments maintained with Bank	Amount: $	Yes	No

Financial Covenant	Required	Actual	Complies

Measured on a Monthly Basis:
Maximum Senior Debt to EBITDA		: 1.00	Yes	No
Through 11/30/07	2.00:1.00
12/1/067 and thereafter	1.50:1.00

Minimum EBITDA		$	Yes	No
7/31/06 through 9/30/06	$ 1,250,000
10/1/06 through 11/30/06	$ 1,500,000
12/1/06 through 2/28/07	$ 2,000,000
3/1/07 and thereafter	$ 2,500,000

Minimum Fixed Charge Coverage	1.25: 1.00	: 1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Sincerely,	Received by:

AUTHORIZED SIGNER

Date:

SIGNATURE
Verified:
TITLE		AUTHORIZED SIGNER
Date:

DATE	Compliance Status	Yes	No

SCHEDULE OF EXCEPTIONS

[UPDATED SCHEDULE TO BE PROVIDED BY BORROWER AND ATTACHED]

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of COMMODORE RESOURCES (NEVADA), INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.             Any one (1) of the following                                                        (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)           Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 and that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006;

(b)           Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)           Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)           Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.             Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.             Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.             These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.             Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.             The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 18, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A
SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of LYRIS TECHNOLOGIES INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.             Any one (1) of the following                                                       (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)           Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 and that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006;

(b)           Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)           Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)           Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.             Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.             Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.             These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.             Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.             The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 18, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A
SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of UPTILT INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

7.             Any one (1) of the following                                                      (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)           Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 and that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006;

(b)           Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)           Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)           Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

8.             Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

9.             Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

10.           These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

11.           Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

12.           The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 18, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A
SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of MCC NEVADA, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

1.             Any one (1) of the following                                                      (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)           Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 and that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006;

(b)           Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)           Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)           Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

2.             Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.             Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4.             These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5.             Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6.             The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 18, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A
SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans

I certify that I am the duly elected and qualified Secretary of HALSEY ACQUISITION CALIFORNIA, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.

Copy of Resolutions:

Be it Resolved, That:

7.             Any one (1) of the following                                                      (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a)           Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Michigan banking corporation, including, without limitation, that certain Loan and Security Agreement dated as of October 4, 2005, as may subsequently be amended from time to time, including but not limited to by that certain First Amendment to Loan and Security Agreement dated as of April 25, 2006 and that certain Second Amendment to Loan and Security Agreement dated as of August 18, 2006;

(b)           Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c)           Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d)           Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e)           Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.

8.             Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

9.             Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

10.           These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

11.           Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

12.           The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August 18, 2006.

Secretary

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE. A
SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS
AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.